Trade and other payables	12 Months Ended
Dec. 31, 2019
Trade and other payables
Trade and other payables

20 Trade and other payables

	2019	2018	2017
	$m	$m	$m
Current liabilities
Trade payables	1,774	1,720	2,285
Value-added and payroll taxes and social security	323	204	243
Rebates, chargebacks, returns and other revenue accruals	4,410	4,043	3,264
Clinical trial accruals	736	993	922
Other accruals	4,026	3,951	3,324
Collaboration revenue contract liabilities	28	92	–
Contingent consideration	897	867	555
Other payables	1,793	971	1,048
Total	13,987	12,841	11,641
Non-current liabilities
Accruals	34	7	143
Collaboration revenue contract liabilities	50	78	–
Contingent consideration	3,242	4,239	4,979
Acerta Pharma put option liability (Note 26)	2,146	1,838	1,823
Other payables	819	608	895
Total	6,291	6,770	7,840

The Group revised the presentation of Trade and other payables in 2018 to separately present clinical trial accruals, returns and other revenue accruals that have historically been presented within Trade payables (see the Group Accounting policies section from page 172). The Group has also separately presented the Acerta put option that has historically been presented within Other payables.

Included within Rebates, chargebacks, returns and other revenue accruals are contract liabilities of $97m (2018: $126m;  1 January 2018: $138m). The revenue recognised in the year for contract liabilities is $123m, comprising $95m relating to other revenue accruals and $28m Collaboration Revenue contract liabilities. The most significant of these markets where these are seen relates to the US where the provision at 31 December 2019 amounted to $3,383m (2018: $3,266m; 2017: $2,826m).

Trade payables includes $492m (2018: $166m; 2017: $64m) due to suppliers that have signed up to a supply chain financing programme, under which the suppliers can elect on an invoice-by-invoice basis to receive a discounted early payment from the partner bank rather than being paid in line with the agreed payment terms. If the option is taken the Group’s liability is assigned by the supplier to be due to the partner bank rather than the supplier. The value of the liability payable by the Group remains unchanged. The Group assesses the arrangement against indicators to assess if debts which vendors have sold to the funder under the supplier financing scheme continue to meet the definition of trade payables or should be classified as borrowings. At 31 December 2019 the payables met the criteria of Trade payables.

Included within Other payables due in under one year are liabilities to Daiichi Sankyo totalling $795m (2018: $nil; 2017: $nil) resulting from the collaboration agreement in relation to Enhertu entered into in March 2019. Additionally, included within Other payable due in greater than one year are liabilities totalling $241m (2018: $nil; 2017: $nil) as a result of this collaboration agreement.

The terms of the Acerta Pharma put option were modified during 2019 and the carrying value of the associated liability has been remeasured based on the latest assessment of the expected timing and amount of redemption, with the remeasurement taken to Selling, general and administrative costs (see Note 2). Interest arising from amortising the liability is included within Finance Expense (see Note 3). Under the modified terms, the redemption amount is fixed, however, there is uncertainty as to timing of exercise, which may vary dependent on the regulatory outcomes of Calquence. The remeasurement of this liability has resulted in an increase (2018: decrease; 2017: decrease) in the liability for the year before the effect of interest costs. On exercise of the put option, the associated cash flows will be disclosed as financing activities with the Consolidated Statement of Cash Flows.

The Group adopted IFRS 15 ‘Revenue from Contracts with Customers’ from 1 January 2018 under the modified retrospective method. Consequently, the Group has presented Collaboration revenue contract liabilities prospectively from that date.

With the exception of Contingent consideration payables of $4,139m (2018: $5,106m; 2017: $5,534m) which are held at fair value within Level 3 of the fair value hierarchy as defined in Note 12, all other financial liabilities are held at amortised cost with carrying value being a reasonable approximation of fair value.

Contingent consideration

	2019	2018	2017
	$m	$m	$m
At 1 January	5,106	5,534	5,457
Settlements	(709)	(349)	(434)
Revaluations	(614)	(495)	109
Discount unwind (Note 3)	356	416	402
At 31 December	4,139	5,106	5,534

Contingent consideration arising from business combinations is fair valued using decision-tree analysis, with key inputs including the probability of success, consideration of potential delays and the expected levels of future revenues.

Revaluations of Contingent consideration are recognised in Selling, general and administrative costs and include a decrease of $516m in 2019 (2018: a decrease of $482m; 2017: an increase of $208m) based on revised milestone probabilities, and revenue and royalty forecasts, relating to the acquisition of BMS’s share of the Global Diabetes Alliance. Discount unwind on the liability is included within Finance expense (see Note 3).

The discount rate used for the Contingent consideration balances range from 7% to 9%. The most significant Contingent consideration balance is the Global Diabetes Alliance and this is discounted at 8%.

Management has identified that reasonably possible changes in certain key assumptions, including the likelihood of achieving successful trial results, obtaining regulatory approval, the projected market share of the therapy area and expected pricing for launched products, may cause the calculated fair value of the above contingent consideration to vary materially in future years.

The contingent consideration balance relating to BMS’s share of Global Diabetes Alliance of $3,300m (2018: $3,983m; 2017: $4,477m) would increase/decrease by $330m with an increase/decrease in sales of 10% as compared with the current estimates.

The maximum development and sales milestones payable under outstanding contingent consideration arrangements arising on business combinations are as follows:

		Nature of	Maximum future milestones
Acquisitions	Year	contingent consideration	$m
Spirogen	2013	Milestones	198
Amplimmune	2013	Milestones	200
Omthera	2013	Milestones	120
Pearl Therapeutics	2013	Milestones	290
BMS’s share of Global Diabetes Alliance[1]	2014	Milestones and royalties	600
Almirall[1]	2014	Milestones and royalties	450
Definiens[1]	2014	Milestones	150
[1]

These contingent consideration liabilities have been designated as the hedge instrument in a net investment hedge of foreign currency risk arising on the Group’s underlying US dollar net investments held in non-US dollar denominated subsidiaries. Exchange differences on the retranslation of the contingent consideration liability are recognised in Other comprehensive income to the extent that the hedge is effective. Any ineffectiveness is taken to profit.

The amount of royalties payable under the arrangements is inherently uncertain and difficult to predict, given the direct link to future sales and the range of outcomes. The maximum amount of royalties payable in each year is with reference to net sales.